UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 26, 2018

PC Connection, Inc.
(Exact name of registrant as specified in charter)
Delaware	0-23827	02-0513618
(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rt. 101A, 730 Milford Road Merrimack, NH	03054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (603) 683-2000

N/A
(Former name or former address, if changed since last report)

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2018, PC Connection, Inc. a Delaware corporation (the “Company”) appointed Stephen P. Sarno, Senior Vice President, Treasurer, and Chief Financial Officer of the Company, effective immediately.  Mr. Sarno, age 51, will replace the Company’s Interim Chief Financial Officer and Treasurer G. William Schulze, who will continue with the Company as Vice President and Corporate Controller. Mr. Schulze resigned as Interim Chief Financial Officer and Treasurer on March 28, 2018. Prior to joining the Company, Mr. Sarno served as Chief Financial Officer of Wyless, Inc., a privately held international provider of wireless data communication services from 2015 through its sale in 2016, and from 2012 to 2015, he served as Chief Accounting Officer of Exa Corporation, a global developer and distributor of computer-aided engineering software.  Previously he has served as Chief Accounting Officer of several other public companies including Sapient Corporation, a global services firm, and was a Senior Manager for 10 years at PricewaterhouseCoopers.

Mr. Sarno’s annual base salary will be $375,000, and he will be eligible to participate in the Company’s Executive Bonus Plan at a basic rate of 100% of base salary but subject to performance-based acceleration tables. Additionally, Mr. Sarno will be granted 20,000 restricted stock units (“RSUs”) entitling him to receive an equal number of shares of the Company’s common stock, such RSUs to vest at a rate of 25% per year, beginning with the first anniversary of the date of his employment.

Pursuant to the terms of his employment agreement, in the event Mr. Sarno’s employment is terminated for any reason other than death, disability, or cause, he is entitled to receive severance payments in an amount equal to his base salary at the rate in effect on the date of termination (the “Termination Date”) for a period of (i) twelve months or (ii) until such time as he secures other employment, whichever is shorter.

Item 9.01.  Financial Statements and Exhibits

   (d)       Exhibits

     99.1       Press Release issued by PC Connection, Inc. on March 29, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 29, 2018	PC CONNECTION, INC.

		By:	/s/ Timothy McGrath
Timothy McGrath
President and
Chief Executive Officer